EXHIBIT 99CERT

                              Certifications

I, Jeffrey W. Priest, certify that:

     1. I have reviewed this report on Form N-CSRS of General American Investors

Company, Inc.;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements,  and other  financial information included in this report, fairly present in all material respects the financial  condition,  results of  operations,  changes in net assets,  and cash flows (if the financial  statements  are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

     4. The registrant's  other certifying  officer(s) and I are responsible for establishing and maintaining  disclosure  controls and procedures (as defined in

Rule 30a-3(c)  under the  Investment  Company Act of 1940) and internal  control over  financial  reporting  (as defined in Rule  30a-3(d)  under the  Investment

Company Act of 1940) for the registrant and have:

        (a) Designed such disclosure controls  and  procedures,  or caused  such disclosure  controls and  procedures to be designed  under our  supervision,  to ensure that  material  information  relating to the  registrant,  including  its consolidated subsidiaries,  is made known to us by others within those entities,

particularly during the period in which this report is being prepared;

        (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

        (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to  the filing date of this report based on such evaluation; and

        (d) Disclosed in this report  any  change in the  registrant's  internal control over financial  reporting that occurred during the second fiscal quarter of the  period  covered  by this  report  that has  materially  affected,  or is reasonably likely to materially affect,  the registrant's  internal control over financial reporting; and

     5. The registrant's other certifying officer(s) and I have disclosed to the registrant's  auditors  and the audit  committee  of the  registrant's  board of directors (or persons performing the equivalent functions):

        (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process,

summarize, and report financial information; and

        (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:  August 1, 2017

By:       /s/Jeffrey W. Priest

            Jeffrey W. Priest

            President and Chief Executive Officer

            (Principal Executive Officer)

I, Eugene S. Stark, certify that:

     1. I have reviewed this report on Form N-CSR of General American  Investors

Company, Inc.;

     2. Based on my knowledge, this report does not contain any untrue statement of a  material  fact or omit to  state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge,  the financial  statements,  and other  financial information included in this report, fairly present in all material respects the financial  condition,  results of  operations,  changes in net assets,  and cash flows (if the financial  statements  are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

     4. The registrant's  other certifying  officer(s) and I are responsible for establishing and maintaining  disclosure  controls and procedures (as defined in

Rule 30a-3(c)  under the  Investment  Company Act of 1940) and internal  control over  financial  reporting  (as defined in Rule  30a-3(d)  under the  Investment

Company Act of 1940) for the registrant and have:

        (a) Designed such disclosure controls  and  procedures,  or caused  such disclosure  controls and  procedures to be designed  under our  supervision,  to ensure that  material  information  relating to the  registrant,  including  its consolidated subsidiaries,  is made known to us by others within those entities,

particularly during the period in which this report is being prepared;

        (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

        (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to  the filing date of this report based on such evaluation; and

        (d) Disclosed in this report  any  change in the  registrant's  internal control over financial  reporting that occurred during the second fiscal quarter of the  period  covered  by this  report  that has  materially  affected,  or is reasonably likely to materially affect,  the registrant's  internal control over financial reporting; and

     5. The registrant's other certifying officer(s) and I have disclosed to the registrant's  auditors  and the audit  committee  of the  registrant's  board of directors (or persons performing the equivalent functions):

        (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process,

summarize, and report financial information; and

        (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:  August 1, 2017

By:       /s/Eugene S. Stark

            Eugene S. Stark

            Vice-President, Administration

            (Principal Financial Officer)